Exhibit 10.5

LOCK-UP AGREEMENT

THIS LOCK-UP AGREEMENT (this “Agreement”) is made and entered into on April 11, 2013 between Morgan’s Foods, Inc., an Ohio corporation (the “Company”), and JCP Investment Management, LLC, a Texas limited liability company (the “Holder”).

RECITALS

A.     The Company has determined that it is advisable and in its best interest to enter into that certain Share Purchase Agreement (the “Purchase Agreement”) with the investor named therein (the “Investor”), pursuant to which the Company will issue and sell in a private offering certain securities of the Company to the Investor (the “Offering”).

B.     In connection with the Offering, the Board of Directors of the Company will submit the termination of that certain Amended and Restated Shareholder Rights Agreement, dated April 10, 2013 (the “Shareholder Rights Agreement”), to a vote of the shareholders of the Company.

C.     In contemplation of, and as material inducement for the Investor and the Company to enter into the Purchase Agreement, the Holder and the Company have each agreed to execute and deliver this Agreement.

AGREEMENT

In consideration of the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, agree as follows:

1.     Representations and Warranties.

a.

Each of the parties hereto, by its execution and delivery of this Agreement, represents and warrants to the other that (i) such party has the full right, capacity and authority to enter into, deliver and perform its obligations under this Agreement, (ii) this Agreement has been duly executed and delivered by such party and is the binding and enforceable obligation of such party, enforceable against such party in accordance with the terms of this Agreement, and (iii) the execution, delivery and performance of such party’s obligations under this Agreement do not conflict with or breach the terms of any other agreement, contract, commitment or understanding to which such party is a party or to which the assets or securities of such party are bound.

b.

The Holder hereby represents and warrants that all Common Shares of the Company (“Shares”), or any economic interest therein or derivative therefrom, that it beneficially owns (as determined in accordance with Section 13(d) of the Exchange Act of 1934, as amended) (collectively referred to as the “Holder’s Shares”) shall be subject to the restrictions set forth in this Agreement.

2.     Lock-Up. Until the earlier to occur of (a) the termination of the Shareholder Rights Agreement or the redemption of the Rights (as defined therein) issued thereunder and (b) October 4, 2013 (the “Lock-Up Period”), the Holder irrevocably agrees it shall not (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, or announce the offering of, any of the Holder’s Shares (including any securities convertible into, or exchangeable for, or representing the rights to receive, the Holder’s Shares), or (ii) purchase, contract to purchase, purchase or exercise any option to purchase, or otherwise gain ownership or control over any Shares beyond the Holder’s Shares as of the date hereof. In furtherance thereof, the Company shall (x) place a stop order on all of the Holder’s Shares, (y) notify its transfer agent in writing of the stop order and the restrictions on the Holder’s Shares under this Agreement and direct the transfer agent not to process any attempts by the Holder to resell or transfer any of the Holder’s Shares or by any other person to sell Shares to the Holder.

3.     Reliance. The Holder acknowledges that the Company is relying upon the agreements of the Holder contained herein, and that the failure of the Holder to perform the agreements contained herein could have a detrimental effect upon the Company.

4.     No Additional Fees/Payment. Other than the consideration specifically referenced herein, the parties hereto agree that no fee, payment or additional consideration in any form has been or will be paid to the Holder in connection with this Agreement.

5.     Enumeration and Headings. The enumeration and headings contained in this Agreement are for convenience of reference only and shall not control or affect the meaning or construction of any of the provisions of this Agreement.

6.     Counterparts. This Agreement may be executed in facsimile and in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all of which shall together constitute one and the same agreement. In the event that any signature is delivered by facsimile transmission or other electronic transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or other electronic signature page were an original thereof.

7.     Successors and Assigns. This Agreement and the terms, covenants, provisions and conditions hereof shall be binding upon, and shall inure to the benefit of, the respective heirs, successors and assigns of the parties hereto.

8.     Severability. If any provision of this Agreement is held to be invalid or unenforceable for any reason, such provision will be conformed to prevailing law rather than voided, if possible, in order to achieve the intent of the parties and, in any event, the remaining provisions of this Agreement shall remain in full force and effect and shall be binding upon the parties hereto.

9.     Amendment. This Agreement may not be amended or modified in any manner except by a written agreement executed by each of the parties hereto.

10.     Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement.

11.     No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

12.     Remedies. The Company shall have the right to specifically enforce all of the obligations of the Holder under this Agreement (without posting a bond or other security), in addition to recovering damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Holder recognizes that if it fails to perform, observe, or discharge any of its obligations under this Agreement, any remedy at law may prove to be inadequate relief to the Company. Therefore, the Holder agrees that the Company shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

13.     Governing Law. This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Ohio without giving effect to any choice or conflict of law provision or rule (whether of the State of Ohio or any other jurisdiction). Any action concerning, relating to, or involving this Agreement or the transactions contemplated hereby shall be brought in a state or federal court located in the Northern District of Ohio, and the parties hereby consent to the jurisdiction and venue of such courts for such purpose.

[Signature Page to Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Lock-Up Agreement as of the date first written above.

COMPANY:

MORGAN’S FOODS, INC.

By: /s/ Kenneth L. Hignett

Name: Kenneth L. Hignett

Its: Senior Vice President, Chief Financial Officer and Secretary

HOLDER:

JCP INVESTMENT MANAGEMENT, LLC

By: /s/ James Pappas

Name: James Pappas

Its: Managing Member